Supplementary Agreement of Changxing Chisen Electric Co., Ltd Relocation Project

Party A: Zhejiang Changxing Economic Development Zone Management Committee

Party B: Changxing Chisen Electric Co., Ltd

According to mutual agreement of <Compensation for acquisition and relocation of Corporation> signed between Party A and B on the 20th of August, 2010, the mutually agreed contents of the supplementary agreement is as following:

The content and clause of rule 6 for original agreement is: Party B should handover relevant certification documents of Jingyi Road to Party A within 30 days from the date of signing the original agreement. In addition, the relocation should be completed within 1 year from the date of signing the original agreement. Hereby modify as: Party B should handover relevant certification documents of Jingyi Road to Party A within 30 days after Party A and Changxing County Land Reserve Center assist Party B acquiring the land use right certificate of no. 1188 Taihu Road. In addition, the relocation should be completed within 1 year from the date of acquiring the land use right certificate of no. 1188 Taihu road.

This agreement is the supplementary of <Compensation for acquisition and relocation of Corporation>. There is equivalent legal force as if the original agreement. This agreement should be the basis if there is contradiction between the two agreements.

There are six copies for this agreement. The agreement becomes valid after it is signed by both representatives.

Party A: Zhejiang Changxing Economic Development Zone Management Committee
Statutory representative signature: /s/ Authorized Person
September 17, 2010

Party B: Changxing Chisen Electric Co., Ltd
Statutory representative signature:  /s/ Authorized Person
September 17, 2010

长兴昌盛电气有限公司搬迁建设项目补充协议

甲方：浙江长兴经济开发区管理委员会

乙方：长兴昌盛电气有限公司

就甲乙双方在2010年8月20日签定的《企业搬迁收购补偿协议》，经双方协商同意，对该协议相关内容签定补充协议如下：

原协议第六条相关内容及条款为：乙方应自本协议签订之日起30日内，将经一路有关权证交付给甲方，并在本协议签订之日起1年内完成搬迁。调整为：甲方及长兴县土地储备中心在帮助乙方取得太湖大道1188号的土地使用权证后30日内，将经一路有关权证交付给甲方，并在取得太湖大道1188号土地权证之日起一年内乙方完成搬迁。

本协议是《企业搬迁收购补偿协议》的补充，与该协议具有同等法律效力。与原协议有抵触的地方，以本协议为准。

三、本协议一式陆份，本协议经双方代表人签章后生效。

甲方：浙江长兴经济开发区管理委员会	乙方：长兴昌盛电气有限公司
法定代表人签字：	法定代表人签字：
2010年9月17日	2010年9月17日